UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2013


                              ZEWAR JEWELLERY, INC.
        (Exact Name of Small Business Issuer as specified in its charter)

           Nevada                       333-33961                90-0911609
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                      Sunshine Building, Adade Faria Road,
                            Margao, Goa, India 403601
                    (Address of principal executive offices)

   Registrant's telephone number, including area code: (011) 91-99-23-81-74-03

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER INFORMATION.

Zewar Jewellery, Inc. (the "Company," "we," or "our") is filing this Form 8-K to report that on May 28, 2013, pursuant to the Company's registration statement (Form S-1), the Company completed its Offering of a total of 3,200,000 shares of our common stock at a price of $0.01 per share.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEWAR JEWELLERY, INC.


/s/ Mohsin Mulla
---------------------------------------
Mohsin Mulla
President, Chief Executive Officer,
Chief Financial Officer, Secretary,
Treasurer and Director
Date: June 5, 2013


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